EXHIBIT 99.1
                                 ------------

               Computational Materials filed on August 30, 2005.

Goldman Sachs                    RAST 2005 10                      All records
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------------------------------------------
Stats
------------------------------------------
Count:  646
Schedule Balance:  $350,401,829.91
AverageSched Bal:  $542,417.69
GrossWAC:  6.141
NetWAC:  5.823
OTERM:  360
RTERM:  357
ATERM:  357
AGE:  2
OLTV:  69.67
COLTV:  72.55
FICO:  715.226
DTI:  37.197
------------------------------------------


----------------------------------------------
Current Rate                           Percent
----------------------------------------------
5.001 - 5.500                             1.95
5.501 - 6.000                            52.74
6.001 - 6.500                            33.94
6.501 - 7.000                             6.82
7.001 - 7.500                             3.34
7.501 - 8.000                             0.96
8.001 - 8.500                             0.26
----------------------------------------------
Total:                                  100.00
----------------------------------------------


----------------------------------------------
Scheduled Balance                      Percent
----------------------------------------------
350,000.01 - 400,000.00                  11.47
400,000.01 - 450,000.00                  15.05
450,000.01 - 500,000.00                  16.33
500,000.01 - 550,000.00                  12.32
550,000.01 - 600,000.00                  10.57
600,000.01 - 750,000.00                  17.45
750,000.01 - 850,000.00                   4.60
850,000.01 - 950,000.00                   4.16
950,000.01 - 1,000,000.00                 3.95
1,000,000.01 - 1,250,000.00               1.94
1,250,000.01 - 1,500,000.00               1.23
1,500,000.01 >=                           0.93
----------------------------------------------
Total:                                  100.00
----------------------------------------------


----------------------------------------------
Original Term                          Percent
----------------------------------------------
240                                       0.23
360                                      99.77
----------------------------------------------
Total:                                  100.00
----------------------------------------------


----------------------------------------------
RemTerm                                Percent
----------------------------------------------
237.000                                   0.23
324.000                                   0.15
325.000                                   0.13
343.000                                   0.15
346.000                                   0.25
347.000                                   1.23
348.000                                   1.30
349.000                                   1.82
350.000                                   0.90
351.000                                   0.61
352.000                                   0.61
354.000                                   0.25
355.000                                   2.63
356.000                                  10.95
357.000                                   5.81
358.000                                  10.39
359.000                                  43.49
360.000                                  19.10
----------------------------------------------
Total:                                  100.00
----------------------------------------------


----------------------------------------------
Am WAM                                 Percent
----------------------------------------------
0 - 59                                   13.94
180 - 239                                 0.39
300 - 359                                66.86
360 >=                                   18.81
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Total:                                  100.00
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----------------------------------------------
Age                                    Percent
----------------------------------------------
0                                        19.10
1                                        43.49
2                                        10.39
3                                         6.04
4                                        10.95
5                                         2.63
6                                         0.25
8                                         0.61
9                                         0.61
10                                        0.90
11                                        1.82
12                                        1.30
13                                        1.23
14                                        0.25
17                                        0.15
35                                        0.13
36                                        0.15
----------------------------------------------
Total:                                  100.00
----------------------------------------------


----------------------------------------------
States                                 Percent
----------------------------------------------
CA                                       51.29
NY                                       16.21
FL                                        3.82
VA                                        3.22
NJ                                        2.72
MA                                        2.28
MD                                        2.29
NV                                        1.40
CT                                        1.53
CO                                        1.21
Other                                    14.03
----------------------------------------------
Total:                                  100.00
----------------------------------------------


----------------------------------------------
Original LTV                           Percent
----------------------------------------------
0.001 - 50.000                            9.62
50.001 - 60.000                           9.29
60.001 - 70.000                          24.73
70.001 - 75.000                          15.46
75.001 - 80.000                          39.11
80.001 - 85.000                           0.59
85.001 - 90.000                           0.74
90.001 - 95.000                           0.46
----------------------------------------------
Total:                                  100.00
----------------------------------------------


----------------------------------------------
Combined LTV                           Percent
----------------------------------------------
0.001 - 50.000                            8.39
50.001 - 60.000                           8.35
60.001 - 70.000                          24.06
70.001 - 75.000                          13.98
75.001 - 80.000                          27.02
80.001 - 85.000                           1.71
85.001 - 90.000                           8.80
90.001 - 95.000                           4.66
95.001 - 100.000                          3.03
----------------------------------------------
Total:                                  100.00
----------------------------------------------


----------------------------------------------
FICO                                   Percent
----------------------------------------------
620.000 - 649.999                         9.68
650.000 - 699.999                        31.39
700.000 - 749.999                        31.50
750.000 - 799.999                        24.03
800.000 - 819.999                         3.40
----------------------------------------------
Total:                                  100.00
----------------------------------------------


----------------------------------------------
Silent                                 Percent
----------------------------------------------
N                                        77.11
Y                                        22.89
----------------------------------------------
Total:                                  100.00
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----------------------------------------------
PMI                                    Percent
----------------------------------------------
OLTV <= 80 - NO MI                       98.20
OLTV > 80 - NO MI                         0.45
PMI-PRIMARY MORTGAGE INSURANCE            0.51
RADIAN                                    0.83
----------------------------------------------
Total:                                  100.00
----------------------------------------------


----------------------------------------------
Occupancy Code                         Percent
----------------------------------------------
NON OWNER                                 5.54
OWNER OCCUPIED                           92.24
SECOND HOME                               2.23
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Total:                                  100.00
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Property Type                          Percent
----------------------------------------------
2-4 FAMILY                                7.61
CONDO                                     3.29
PUD                                      13.10
SINGLE FAMILY                            75.13
TOWNHOUSE                                 0.87
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Total:                                  100.00
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----------------------------------------------
Purpose                                Percent
----------------------------------------------
CASHOUT REFI                             45.21
PURCHASE                                 30.76
RATE/TERM REFI                           24.03
----------------------------------------------
Total:                                  100.00
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----------------------------------------------
Documentation Type                     Percent
----------------------------------------------
FULL DOC                                 27.66
LIMITED DOC                               0.88
NO DOC                                   10.88
NO INCOME NO ASSET                        4.53
NO RATIO                                 10.33
STATED INCOME                            45.72
----------------------------------------------
Total:                                  100.00
----------------------------------------------


----------------------------------------------
Number of Units                        Percent
----------------------------------------------
1                                        92.39
2                                         5.34
3                                         1.79
4                                         0.48
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Total:                                  100.00
----------------------------------------------


----------------------------------------------
Interest Only                          Percent
----------------------------------------------
N                                        86.06
Y                                        13.94
----------------------------------------------
Total:                                  100.00
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----------------------------------------------
Interest Only Term                     Percent
----------------------------------------------
0.000                                    86.06
120.000                                  13.94
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Total:                                  100.00
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Prepay Flag                            Percent
----------------------------------------------
N                                        73.05
Y                                        26.95
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Total:                                  100.00
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----------------------------------------------
Prepay Term                            Percent
----------------------------------------------
0                                        73.05
12                                        1.89
24                                        0.23
36                                       24.83
----------------------------------------------
Total:                                  100.00
----------------------------------------------


----------------------------------------------
DTI                                    Percent
----------------------------------------------
<= 0.000                                 25.62
0.001 - 10.000                            0.19
10.001 - 20.000                           2.77
20.001 - 30.000                          11.27
30.001 - 40.000                          29.04
40.001 - 50.000                          29.43
50.001 - 60.000                           1.55
60.001 - 70.000                           0.12
----------------------------------------------
Total:                                  100.00
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Conforming                             Percent
----------------------------------------------
CONFORMING                                0.20
NON CONFORMING                           99.80
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Total:                                  100.00
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----------------------------------------------
Product Type                           Percent
----------------------------------------------
30 YEAR FIXED                           100.00
----------------------------------------------
Total:                                  100.00
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------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
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                             Aug 26, 2005 12:41                    Page 1 of 2

Goldman Sachs                    RAST 2005 10                      All records
------------------------------------------------------------------------------

------------------------------------------
Originator                   Percent
------------------------------------------
INDYMAC                      100.00
------------------------------------------
Total:                       100.00
------------------------------------------




------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
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                              Aug 26, 2005 12:41                   Page 2 of 2